UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2023

PENN Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Berkshire Blvd., Suite 200, Wyomissing, PA 19610
(Address of principal executive offices) (Zip Code)

610-373-2400
Registrant’s telephone number, including area code

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2023, the Board of Directors (the “Board”) of PENN Entertainment, Inc. (the “Company”) appointed Felicia Hendrix, the Company’s Executive Vice President and Chief Financial Officer and principal financial officer, as the Company’s principal accounting officer, effective as of February 25, 2024. As previously announced on June 13, 2023, Christine LaBombard, the Company’s Senior Vice President and Chief Accounting Officer and principal accounting officer notified the Company that she plans to retire in May 2024.

Ms. Hendrix’s full biographical information and business experience are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2023.

There are no changes to Ms. Hendrix's compensation in connection with her appointment to principal accounting officer.

Ms. Hendrix is party to an Executive Agreement as filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on January 4, 2021 (File No. 000-24206). The Executive agreement sets out, among other things, Ms. Hendrix’s initial compensation, severance pay and benefits, and non-competition restrictions. The Company expects to enter into a new agreement with Ms. Hendrix in connection with the expiration of the Executive Agreement.

No family relationship exists between Ms. Hendrix and any of the Company’s directors or executive officers. There are no related-party transactions in which Ms. Hendrix or any of her immediate family members has an interest that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 22, 2023	PENN ENTERTAINMENT, INC.

		By:	/s/ Christopher Rogers
Christopher Rogers
Executive Vice President, Chief Strategy Officer and Secretary